------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) July 30, 2002


            CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to dated as of June 1, 2002, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2002-2).


                                  CWABS, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                    333-73712               95-4596514
----------------------------          -------------         -------------------
(State of Other Jurisdiction           (Commission           (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)

                 4500 Park Granada
                Calabasas, California                               91302
           -------------------------------                        ----------
                (Address of Principal                             (Zip Code)
                Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On June 28, 2002, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as Depositor, Countrywide Home Loans, Inc., as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, Federal National Mortgage Association, as Guarantor (the "Guarantor"), and The Bank of New York, as Trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-2.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 14, 2001 and the Prospectus Supplement dated June 19, 2002, of CWABS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-2.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the Initial Mortgage Loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

               Mortgage Loan Programs for the Initial Mortgage Loans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Loan Programs                         Loans       Outstanding       of Group 1
-----------------------------------  --------     ------------      -----------
6-Month LIBOR......................       6       $    644,425          0.10%
2-Year/28 Year LIBOR...............   1,886        258,931,430         41.93
3-Year/27 Year LIBOR...............     965        132,625,804         21.48
Fixed 10-Year......................       5            241,133          0.04
Fixed 15-Year......................     261         24,590,882          3.98
Fixed 20-Year......................      76          6,948,942          1.13
Fixed 30-Year......................   1,232        167,200,055         27.08
Fixed 30-Year/15-Year Balloon......     270         26,292,464          4.26
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======

         Mortgage Loan Principal Balances for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
Range of Mortgage Loan              Mortgage        Balance         Outstanding
Principal Balances                    Loans       Outstanding       of Group 1
-----------------------------------  --------     ------------      -----------
$      0.01 to $25,000.............      17       $    358,145          0.06%
$ 25,000.01 to $50,000.............     269         10,821,267          1.75
$ 50,000.01 to $75,000.............     772         49,151,930          7.96
$ 75,000.01 to $100,000............     746         65,410,045         10.59
$100,000.01 to $150,000............   1,293        159,565,165         25.84
$150,000.01 to $200,000............     829        143,498,486         23.24
$200,000.01 to $250,000............     486        108,740,400         17.61
$250,000.01 to $300,000............     274         75,075,547         12.16
$300,000.01 to $350,000............      13          4,134,572          0.67
$350,000.01 to $400,000............       2            719,578          0.12
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======

* The average Principal Balance of the Initial Mortgage Loans as of the Cut-off Date was approximately $131,350.

                Mortgage Rates for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Mortgage Rates (%)           Loans       Outstanding       of Group 1
-----------------------------------  --------     ------------      -----------
 5.501 - 6.000.....................       2       $    373,505          0.06%
 6.001 - 6.500.....................      13          2,253,231          0.36
 6.501 - 7.000.....................     173         32,259,237          5.22
 7.001 - 7.500.....................     400         69,821,066         11.31
 7.501 - 8.000.....................     924        147,316,494         23.86
 8.001 - 8.500.....................     730        101,565,009         16.45
 8.501 - 9.000.....................     806        102,244,551         16.56
 9.001 - 9.500.....................     501         55,933,653          9.06
 9.501 - 10.000....................     504         53,371,680          8.64
10.001 - 10.500....................     241         21,607,226          3.50
10.501 - 11.000....................     192         15,207,084          2.46
11.001 - 11.500....................      98          7,337,648          1.19
11.501 - 12.000....................      59          4,380,992          0.71
12.001 - 12.500....................      32          2,050,814          0.33
12.501 - 13.000....................      26          1,752,946          0.28
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======

* The weighted average Mortgage Rate of the Initial Mortgage Loans as of the Cut-off Date was approximately 8.536% per annum.

      Remaining Terms to Stated Maturity for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                     Number of      Principal          Balance
                                     Mortgage        Balance         Outstanding
Remaining Term (months)               Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
  1 - 120..........................       5       $    241,133          0.04%
121 - 180..........................     532         51,023,004          8.26
181 - 300..........................      87          8,100,192          1.31
301 - 360..........................   4,077        558,110,806         90.39
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======

* The weighted average remaining term to maturity of the Initial Mortgage Loans as of the Cut-off Date was approximately 342 months.



             Loan-to-Value Ratios for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Loan-to-Value Ratios (%)     Loans       Outstanding       of Group 1
-----------------------------------  --------     ------------      -----------
50.00 or Less......................     269       $ 23,717,962          3.84%
50.01-55.00........................      86          9,914,284          1.61
55.01-60.00........................     142         16,390,765          2.65
60.01-65.00........................     196         23,425,657          3.79
65.01-70.00........................     414         53,212,669          8.62
70.01-75.00........................     641         85,455,686         13.84
75.01-80.00........................   1,262        173,157,592         28.04
80.01-85.00........................     708         93,379,439         15.12
85.01-90.00........................     864        121,226,066         19.63
90.01-95.00........................      92         13,671,006          2.21
95.01-100.00.......................      27          3,924,009          0.64
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======

* The weighted average Loan-to-Value Ratio of the Initial Mortgage Loans as of the Cut-off Date was approximately 77.84%.

State Distribution of the Mortgaged Properties for the Initial Mortgage Loans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                     Number of      Principal          Balance
                                     Mortgage        Balance         Outstanding
State                                 Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
Alabama............................      49       $  4,671,021          0.76%
Alaska.............................       6            567,238          0.09
Arizona............................      78         10,765,735          1.74
Arkansas...........................      18          1,831,940          0.30
California.........................   1,180        210,339,548         34.06
Colorado...........................      89         13,134,881          2.13
Connecticut........................      27          3,872,573          0.63
Delaware...........................      18          2,052,536          0.33
District of Columbia...............       2            363,550          0.06
Florida............................     312         33,636,091          5.45
Georgia............................     191         22,445,803          3.64
Hawaii.............................      21          3,492,577          0.57
Idaho..............................      27          3,030,722          0.49
Illinois...........................     114         13,665,713          2.21
Indiana............................      89          7,914,157          1.28
Iowa...............................      18          1,532,542          0.25
Kansas.............................      44          4,738,301          0.77
Kentucky...........................      52          4,792,786          0.78
Louisiana..........................      73          6,914,627          1.12
Maine..............................       4            468,050          0.08
Maryland...........................      67          9,636,847          1.56
Massachusetts......................     151         25,681,886          4.16
Michigan...........................     295         30,532,704          4.94
Minnesota..........................      76          9,558,368          1.55
Mississippi........................      20          1,440,326          0.23
Missouri...........................     148         13,284,262          2.15
Montana............................       8            830,392          0.13
Nebraska...........................      12          1,229,780          0.20
Nevada.............................      41          6,053,461          0.98
New Hampshire......................      17          2,993,063          0.48
New Jersey.........................     117         16,978,407          2.75
New Mexico.........................      12          1,660,010          0.27
New York...........................     125         19,963,606          3.23
North Carolina.....................      78          6,729,509          1.09
North Dakota.......................       2            223,137          0.04
Ohio...............................     224         20,049,045          3.25
Oklahoma...........................      18          1,447,724          0.23
Oregon.............................      74          8,640,760          1.40
Pennsylvania.......................     115         11,515,679          1.86
Rhode Island.......................      16          1,786,232          0.29
South Carolina.....................      60          5,575,583          0.90
South Dakota.......................       1             84,790          0.01

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
State                                 Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
Tennessee..........................      98       $  9,188,449          1.49
Texas..............................     182         17,398,802          2.82
Utah...............................      42          6,257,229          1.01
Vermont............................       5            570,551          0.09
Virginia...........................      91         13,153,093          2.13
Washington.........................     111         16,645,445          2.70
West Virginia......................      18          1,212,904          0.20
Wisconsin..........................      61          6,563,030          1.06
Wyoming............................       4            359,670          0.06
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======


         Credit Bureau Risk Scores(1) for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Credit Bureau Risk Scores             Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
781 - 800..........................       9       $    846,846          0.14%
761 - 780..........................      17          2,379,440          0.39
741 - 760..........................      24          3,658,756          0.59
721 - 740..........................      53          8,177,309          1.32
701 - 720..........................      76         11,212,478          1.82
681 - 700..........................     123         17,387,906          2.82
661 - 680..........................     209         31,392,479          5.08
641 - 660..........................     406         55,682,262          9.02
621 - 640..........................     595         79,031,935         12.80
601 - 620..........................     786        106,265,547         17.21
581 - 600..........................     691         88,869,467         14.39
561 - 580..........................     723         91,691,583         14.85
541 - 560..........................     563         72,229,771         11.70
521 - 540..........................     278         32,176,285          5.21
501 - 520..........................     136         15,115,489          2.45
500 or Less........................      11          1,258,178          0.20
Not Scored.........................       1             99,403          0.02
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======

(1)The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Initial Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

* The weighted average Credit Bureau Risk Score of the Initial Mortgage Loans as of the Cut-off Date was approximately 604.

        Gross Margins for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Gross Margins (%)            Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
2.001 - 3.000......................       3       $    511,996          0.13%
3.001 - 4.000......................      22          3,863,245          0.99
4.001 - 5.000......................      98         13,146,554          3.35
5.001 - 6.000......................     875        124,725,285         31.80
6.001 - 7.000......................   1,169        160,821,460         41.00
7.001 - 8.000......................     572         75,937,492         19.36
8.001 - 9.000......................     118         13,195,626          3.36
                                      -----       ------------        -------
     Total.........................   2,857       $392,201,659        100.00%
                                      =====       ============        =======

* The weighted average Gross Margin for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 6.456%.

     Next Adjustment Date for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Next Adjustment Date                 Loans       Outstanding         of Group 1
-----------------------------------  --------     ------------      -----------
June 2002..........................       2       $    154,343          0.04%
July 2002..........................       2            166,542          0.04
August 2002........................       1             60,957          0.02
October 2002.......................       2            173,292          0.04
November 2002......................       4            473,022          0.12
December 2002......................       3            230,638          0.06
January 2003.......................       1             65,450          0.02
February 2003......................       3            214,474          0.05
May 2003...........................       1            150,118          0.04
June 2003..........................       3            221,300          0.06
July 2003..........................       5            438,928          0.11
August 2003........................       5            733,334          0.19
September 2003.....................       2            190,361          0.05
October 2003.......................       2            282,212          0.07
December 2003......................       6            821,564          0.21
January 2004.......................       8          1,055,799          0.27
February 2004......................      16          1,958,416          0.50
March 2004.........................      62          9,345,685          2.38
April 2004.........................     255         35,975,087          9.17
May 2004...........................     628         89,405,051         22.80
June 2004..........................     598         80,244,814         20.46
July 2004..........................     283         37,214,470          9.49
December 2004......................       1            124,259          0.03
January 2005.......................       1             90,605          0.02
February 2005......................       3            486,821          0.12
March 2005.........................      14          1,803,215          0.46
April 2005.........................      63          9,051,308          2.31
May 2005...........................     251         34,660,539          8.84
June 2005..........................     364         50,603,936         12.90
July 2005..........................     267         35,635,626          9.09
May 2007...........................       1            169,495          0.04
                                      -----       ------------        -------
     Total.........................   2,857       $392,201,659        100.00%
                                      =====       ============        =======

* The weighted average next adjustment date for the Adjustable Rate Initial Mortgage Loans is September 13, 2004.

        Maximum Rates for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Maximum Rates (%)            Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
11.501 - 12.000....................       1       $    127,852          0.03%
12.001 - 12.500....................      11          1,926,073          0.49
12.501 - 13.000....................      42          7,938,026          2.02
13.001 - 13.500....................      79         13,186,592          3.36
13.501 - 14.000....................     225         37,341,105          9.52
14.001 - 14.500....................     316         51,946,277         13.24
14.501 - 15.000....................     478         73,608,758         18.77
15.001 - 15.500....................     402         57,080,994         14.55
15.501 - 16.000....................     431         57,741,117         14.72
16.001 - 16.500....................     302         34,059,834          8.68
16.501 - 17.000....................     265         30,636,375          7.81
17.000 - 17.500....................     122         11,775,401          3.00
17.501 - 18.000....................      85          7,205,279          1.84
18.001 - 18.500....................      43          3,376,044          0.86
18.501 - 19.000....................      27          2,188,232          0.56
19.001 - 19.500....................      15            928,483          0.24
19.501 - 20.000....................      13          1,135,216          0.29
                                      =====       ============        =======
       Total.......................   2,857       $392,201,659        100.00%
                                      =====       ============        =======



* The weighted average Maximum Rate for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 15.284%.

   Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Initial Periodic Rate Cap (%)         Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
1..................................      55       $  7,166,691          1.83%
1.5................................   1,941        262,303,679         66.88
2..................................       8          1,338,614          0.34
3..................................     852        121,223,180         30.91
5..................................       1            169,495          0.04
                                      -----       -------------       -------
     Total.........................   2,857       $392,201,659        100.00%
                                      =====       =============       =======


* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 1.958%.



 Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                     Number of      Principal          Balance
                                     Mortgage        Balance         Outstanding
Subsequent Periodic Rate Cap (%)      Loans        Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
1..................................     790       $108,365,607         27.63%
1.5................................   2,066        283,666,558         72.33
2..................................       1            169,495          0.04
                                     ------       ------------        -------
     Total.........................   2,857       $392,201,659        100.00%
                                     ======       ============        =======


* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 1.362%.




    Minimum Mortgage Rates for the Adjustable Rate Initial Mortgage Loans*

                                                                      Percent of
                                                                      Aggregate
                                                    Aggregate         Principal
                                     Number of      Principal          Balance
                                     Mortgage        Balance         Outstanding
Range of Minimum Mortgage Rates(%)    Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
 5.001 -  6.000....................       2       $    373,505           0.10%
 6.001 -  7.000....................     156         29,634,921           7.56
 7.001 -  8.000....................     797        130,098,735          33.17
 8.001 -  9.000....................     965        131,508,652          33.53
 9.001 - 10.000....................     598         70,973,971          18.10
10.001 - 11.000....................     235         21,432,746           5.46
11.001 - 12.000....................      76          6,115,429           1.56
12.001 - 13.000....................      28          2,063,699           0.53
                                      -----      -------------         -------
     Total.........................   2,857       $392,201,659         100.00%
                                      =====      =============         =======


* The weighted average Minimum Mortgage Rate for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 8.486%.



         Types of Mortgaged Properties for the Initial Mortgage Loans


                                                                      Percent of
                                                                      Aggregate
                                                   Aggregate          Principal
                                    Number of      Principal           Balance
                                    Mortgage        Balance          Outstanding
Property Type                         Loans       Outstanding         of Group 1
-----------------------------------  --------     ------------       -----------
Single-Family Dwelling.............   3,994       $510,877,622          82.74%
Planned Unit Developments..........     344         55,022,686           8.91
Condominiums.......................     217         29,223,937           4.73
Two-Family Home....................     107         15,808,968           2.56
Four-Family Home...................      16          3,116,950           0.50
Three-Family Home..................      14          2,235,983           0.36
High-Rise Condominiums.............       9          1,188,988           0.19
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135         100.00%
                                      =====       ============        =======

              Occupancy Types for the Initial Mortgage Loans(1)

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Occupancy                             Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
Owner Occupied.....................   4,531       $600,696,461          97.28%
Non-Owner Occupied.................     146         14,196,798           2.30
Second Home........................      24          2,581,875           0.42
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======

(1)Based on representations by the Mortgagors at the time of origination of the related Initial Mortgage Loans.


                 Loan Purposes for the Initial Mortgage Loans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Loan Purpose                          Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
Refinance - Cash out...............   3,401       $440,989,369         71.42%
Purchase...........................     936        129,705,728         21.01
Refinance - Rate/Term..............     364         46,780,038          7.58
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======


            Documentation Program for the Initial Mortgage Loans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Document Type                         Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
Full...............................   4,023       $516,814,261         83.70%
Stated.............................     595         89,338,088         14.47
Simple.............................      83         11,322,786          1.83
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======



          Credit Grade Categories for the Initial Mortgage Loans(1)

                                                                    Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Credit Grade Category                 Loans       Outstanding        of Group 1
-----------------------------------  --------     ------------      -----------
A..................................   2,341       $319,472,117         51.74%
A-.................................     966        127,230,704         20.60
B..................................     769         96,884,146         15.69
C..................................     447         54,239,559          8.78
C-.................................     163         17,865,165          2.89
D..................................      15          1,783,444          0.29
                                      -----       ------------        -------
     Total.........................   4,701       $617,475,135        100.00%
                                      =====       ============        =======

---------
(1) Although the Mortgage Loans were originated by various originators under differing underwriting guidelines, the Statistical Calculation Pool Mortgage Loans loosely correspond to the Countrywide credit grades shown in this table. See "The Mortgage Pool -- Underwriting Standards" in the Prospectus Supplement dated June 19, 2002 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-2.



            Range of Months to Roll for the Initial Mortgage Loans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Months                       Loans       Outstanding        of Group 1
----------------------------------- ---------     ------------      -----------
0-6................................      14       $  1,258,794           0.32%
7-12...............................       8            651,342           0.17
13-18..............................      20          2,466,398           0.63
19-24..............................   1,567        217,984,851          55.58
25-31..............................     285         37,429,334           9.54
32-37..............................     962        132,241,445          33.72
56-61..............................       1            169,495           0.04
                                      -----       ------------        -------
     Total.........................   2,857       $392,201,659        100.00%
                                      =====       ============        =======

               Mortgage Loan Programs for the Initial Mortgage Loans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Loan Programs                         Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
6-Month LIBOR......................       6       $    551,985          0.22%
2-Year/28-Year LIBOR...............     609        121,983,519         47.90
3-Year/27-Year LIBOR...............     225         45,220,977         17.76
Fixed 10-Year......................       2            130,628          0.05
Fixed 15-Year......................      47          4,196,320          1.65
Fixed 20-Year......................       5          1,013,428          0.40
Fixed 30-Year......................     248         62,681,162         24.61
Fixed 30-Year/15-Year Balloon......      15          3,332,144          1.31
Fixed 10-Year Second...............      19            369,512          0.15
Fixed 15-Year Second...............     272          9,074,683          3.56
Fixed 20-Year Second...............      20            838,796          0.33
Fixed 30-Year Second...............       2             55,570          0.02
Fixed 30-Year/15-Year Balloon
  Second...........................     127          5,209,596          2.05
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320        100.00%
                                      =====       ============        =======

         Mortgage Loan Principal Balances for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
Range of Mortgage Loan              Mortgage        Balance         Outstanding
Principal Balances                    Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
$      0.01 to $25,000.............     193       $  3,554,338           1.40%
$ 25,000.01 to $50,000.............     294         10,996,523           4.32
$ 50,000.01 to $75,000.............     220         13,450,481           5.28
$ 75,000.01 to $100,000............     132         11,633,571           4.57
$100,000.01 to $150,000............     176         21,905,526           8.60
$150,000.01 to $200,000............      81         13,839,752           5.43
$200,000.01 to $250,000............      44          9,780,714           3.84
$250,000.01 to $300,000............      25          6,702,913           2.63
$300,000.01 to $350,000............     190         62,002,899          24.35
$350,000.01 to $400,000............     134         50,689,521          19.90
$400,000.01 to $450,000............      55         23,437,463           9.20
$450,000.01 to $500,000............      39         18,551,252           7.28
$500,000.01 to $550,000............       8          4,209,851           1.65
$550,000.01 to $600,000............       3          1,748,840           0.69
$600,000.01 to $650,000............       1            624,455           0.25
$700,000.01 to $750,000............       1            731,812           0.29
$750,000.01 to $800,000............       1            798,409           0.31
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320        100.00%
                                      =====       ============        =======

* The average Principal Balance of the Initial Mortgage Loans as of the Cut-off Date was approximately $159,460.

                Mortgage Rates for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Mortgage Rates(%)           Loans       Outstanding         of Group 2
-----------------------------------  --------     ------------      -----------
 5.501 - 6.000.....................       1       $    159,836           0.06%
 6.001 - 6.500.....................      13          2,822,856           1.11
 6.501 - 7.000.....................      80         23,443,672           9.21
 7.001 - 7.500.....................     130         39,390,306          15.47
 7.501 - 8.000.....................     199         58,527,887          22.98
 8.001 - 8.500.....................     132         34,189,693          13.43
 8.501 - 9.000.....................     171         34,199,527          13.43
 9.001 - 9.500.....................     110         16,112,794           6.33
 9.501 - 10.000....................     132         14,984,532           5.88
10.001 - 10.500....................      61          5,180,744           2.03
10.501 - 11.000....................      94          6,784,984           2.66
11.001 - 11.500....................      62          3,190,706           1.25
11.501 - 12.000....................      95          3,737,661           1.47
12.001 - 12.500....................      28          1,059,333           0.42
12.501 - 13.000....................     144          5,561,905           2.18
13.001 - 13.500....................      41          1,788,632           0.70
13.501 - 14.000....................      30          1,509,865           0.59
14.001 - 14.500....................      21            618,548           0.24
14.501 - 15.000....................       6            182,991           0.07
15.001 - 15.500....................      23            616,506           0.24
15.501 - 16.000....................      10            225,690           0.09
16.001 - 16.500....................       5            120,561           0.05
16.501 - 17.000....................       3            112,451           0.04
17.001 - 17.500....................       5            116,663           0.05
17.501 - 18.000....................       1             19,977           0.01
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320         100.00%
                                      =====       ============        =======

* The weighted average Mortgage Rate of the Initial Mortgage Loans as of the Cut-off Date was approximately 8.558% per annum.

      Remaining Terms to Stated Maturity for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Remaining Term (months)               Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
  1 - 120..........................      22       $    578,084          0.23%
121 - 180..........................     460         21,734,799          8.53
181 - 300..........................      29          1,977,280          0.78
301 - 360..........................   1,086        230,368,157         90.46
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320        100.00%
                                      =====       ============        =======

* The weighted average remaining term to maturity of the Initial Mortgage Loans as of the Cut-off Date was approximately 342 months.



             Loan-to-Value Ratios for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Loan-to-Value Ratios (%)     Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
50.00 or Less......................      81       $  6,876,983          2.70%
50.01-55.00........................      29          4,931,208          1.94
55.01-60.00........................      32          4,548,613          1.79
60.01-65.00........................      63          9,262,013          3.64
65.01-70.00........................     106         18,613,879          7.31
70.01-75.00........................     163         32,303,839         12.69
75.01-80.00........................     313         63,587,252         24.97
80.01-85.00........................     213         39,531,458         15.52
85.01-90.00........................     230         48,702,695         19.12
90.01-95.00........................      43          8,113,698          3.19
95.01-100.00.......................     324         18,186,683          7.14
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320        100.00%
                                      =====       ============        =======

* The weighted average Loan-to-Value Ratio of the Initial Mortgage Loans as of the Cut-off Date was approximately 80.09%.

State Distribution of the Mortgaged Properties for the Initial Mortgage Loans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
State                                 Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
Alabama............................       4       $    441,340          0.17%
Arizona............................      33          3,834,896          1.51
Arkansas...........................       2             95,650          0.04
California.........................     506        125,567,964         49.31
Colorado...........................      30          4,981,102          1.96
Connecticut........................      13          2,585,421          1.02
Delaware...........................       7            753,030          0.30
Florida............................      96          8,850,378          3.48
Georgia............................      46          5,138,903          2.02
Hawaii.............................       2            484,866          0.19
Idaho..............................       6            556,900          0.22
Illinois...........................      23          3,121,962          1.23
Indiana............................      15          1,645,363          0.65
Iowa...............................       6            510,958          0.20
Kansas.............................       7            332,653          0.13
Kentucky...........................       8            986,875          0.39
Louisiana..........................      28          2,924,554          1.15
Maine..............................       2            109,590          0.04
Maryland...........................      19          3,968,906          1.56
Massachusetts......................      58          7,611,367          2.99
Michigan...........................     114         12,302,772          4.83
Minnesota..........................      18          3,463,614          1.36
Mississippi........................      11            828,499          0.33
Missouri...........................      35          2,929,427          1.15
Montana............................       3            580,632          0.23
Nebraska...........................       6            367,393          0.14
Nevada.............................       8          1,041,017          0.41
New Hampshire......................       9            538,579          0.21
New Jersey.........................      25          5,255,279          2.06
New Mexico.........................       2            140,980          0.06
New York...........................      42          8,455,442          3.32
North Carolina.....................      40          4,346,739          1.71
Ohio...............................      58          5,145,960          2.02
Oklahoma...........................      11            889,363          0.35
Oregon.............................      25          2,220,420          0.87
Pennsylvania.......................      42          4,056,801          1.59
Rhode Island.......................       5            588,096          0.23
South Carolina.....................      13          1,254,412          0.49
Tennessee..........................      44          2,822,800          1.11
Texas..............................      39          4,780,428          1.88
Utah...............................      18          2,311,893          0.91
Virginia...........................      40          6,971,885          2.74
Washington.........................      48          6,499,524          2.55

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
State                                 Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
West Virginia......................       6            484,690          0.19
Wisconsin..........................      22          1,833,532          0.72
Wyoming............................       2             45,467          0.02
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320        100.00%
                                      =====       ============        =======



         Credit Bureau Risk Scores(1) for the Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Credit Bureau Risk Scores             Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
801 - 820..........................       1       $    379,656          0.15%
781 - 800..........................       3            748,272          0.29
761 - 780..........................      16          3,565,689          1.40
741 - 760..........................      16          1,818,514          0.71
721 - 740..........................      24          3,400,510          1.34
701 - 720..........................      26          3,524,593          1.38
681 - 700..........................      52          8,728,184          3.43
661 - 680..........................     129         21,572,666          8.47
641 - 660..........................     191         26,303,018         10.33
621 - 640..........................     265         38,298,184         15.04
601 - 620..........................     214         40,021,766         15.72
581 - 600..........................     206         38,705,656         15.20
561 - 580..........................     189         33,319,075         13.08
541 - 560..........................     125         16,738,222          6.57
521 - 540..........................      66          9,623,425          3.78
501 - 520..........................      55          6,420,990          2.52
500 or Less........................       5            362,810          0.14
Not Scored.........................      14          1,127,089          0.44
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320        100.00%
                                      =====       ============        =======

(1)The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Initial Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time or origination.

* The weighted average Credit Bureau Risk Score of the Initial Mortgage Loans as of the Cut-off Date was approximately 614.

        Gross Margins for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Gross Margins (%)            Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
 2.001 - 3.000.....................       1       $    184,409          0.11%
 3.001 - 4.000.....................       3          1,234,556          0.74
 4.001 - 5.000.....................       8          2,728,691          1.63
 5.001 - 6.000.....................     195         57,970,836         34.56
 6.001 - 7.000.....................     202         47,741,155         28.46
 7.001 - 8.000.....................     125         24,196,369         14.42
 8.001 - 9.000.....................     149         17,884,796         10.66
 9.001 - 10.000....................     102         10,497,101          6.26
10.001 - 11.000....................      35          3,615,347          2.16
11.001 - 12.000....................      13          1,223,717          0.73
12.001 - 13.000....................       6            413,019          0.25
13.001 - 14.000....................       1             66,485          0.04
                                      -----       ------------        -------
     Total.........................     840       $167,756,481        100.00%
                                      =====       ============        =======

* The weighted average Gross Margin for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 6.899%.

     Next Adjustment Date for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Next Adjustment Date                 Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
August 2002........................       2       $     94,208          0.06%
November 2002......................       3            107,777          0.06
December 2002......................       1            350,000          0.21
July 2003..........................       3            403,172          0.24
October 2003.......................       1            120,441          0.07
December 2003......................       2            463,135          0.28
January 2004.......................       4            328,937          0.20
February 2004......................       5            829,955          0.49
March 2004.........................      25          4,784,124          2.85
April 2004.........................     165         26,320,585         15.69
May 2004...........................     271         52,082,151         31.05
June 2004..........................      88         23,974,822         14.29
July 2004..........................      45         12,676,196          7.56
December 2004......................       1            192,169          0.11
March 2005.........................       2            213,056          0.13
April 2005.........................      63          8,112,440          4.84
May 2005...........................      80         13,867,561          8.27
June 2005..........................      45         12,525,225          7.47
July 2005..........................      34         10,310,525          6.15
                                      -----       ------------        -------
     Total.........................     840       $167,756,481        100.00%
                                      =====       ============        =======

* The weighted average next adjustment date for the Adjustable Rate Initial Mortgage Loans is August 13, 2004.

        Maximum Rates for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Maximum Rates (%)            Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
11.501 - 12.000....................       1       $    159,836          0.10%
12.001 - 12.500....................      12          2,443,200          1.46
12.501 - 13.000....................      32          6,370,032          3.80
13.001 - 13.500....................      39          8,584,415          5.12
13.501 - 14.000....................      90         24,620,971         14.68
14.001 - 14.500....................      93         23,877,504         14.23
14.501 - 15.000....................     127         29,099,377         17.35
15.001 - 15.500....................     114         24,257,927         14.46
15.501 - 16.000....................     108         20,751,310         12.37
16.001 - 16.500....................      53          9,111,104          5.43
16.501 - 17.000....................      55          8,868,604          5.29
17.000 - 17.500....................      27          3,027,311          1.80
17.501 - 18.000....................      33          3,052,911          1.82
18.001 - 18.500....................      21          1,594,974          0.95
18.501 - 19.000....................      12            693,322          0.41
19.001 - 19.500....................       3            200,701          0.12
19.501 - 20.000....................       8            412,657          0.25
20.001+............................      12            630,324          0.38
                                      -----       ------------        -------
     Total.........................     840       $167,756,481        100.00%
                                      =====       ============        =======

* The weighted average Maximum Rate for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 15.001%.

   Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Initial Periodic Rate Cap (%)         Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
1..................................       8       $  2,136,383          1.27%
1.5................................     347         87,362,208         52.08
2..................................      10          1,416,976          0.84
3..................................     474         76,322,131         45.50
5.75...............................       1            518,783          0.31
                                      -----       ------------        -------
     Total.........................     840       $167,756,481        100.00%
                                      =====       ============        =======

* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 2.193%.



 Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Subsequent Periodic Rate Cap(%)      Loans        Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
1..................................     458       $ 73,745,951         43.96%
1.5................................     382         94,010,529         56.04
                                      -----       ------------        -------
     Total.........................     840       $167,756,481        100.00%
                                      =====       ============        =======

* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 1.280%.



    Minimum Mortgage Rates for the Adjustable Rate Initial Mortgage Loans*

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Minimum Mortgage Rates(%)    Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
 5.001 - 6.000.....................       1       $    159,836          0.10%
 6.001 - 7.000.....................      85         23,571,984         14.05
 7.001 - 8.000.....................     201         54,791,437         32.66
 8.001 - 9.000.....................     238         51,630,505         30.78
 9.001 - 10.000....................     173         25,019,091         14.91
10.001 - 11.000....................      82          8,731,854          5.21
11.001 - 12.000....................      37          2,608,091          1.55
12.001 - 13.000....................      10            539,958          0.32
13.001 - 14.000....................      10            593,024          0.35
14.001 - 15.000....................       2             79,200          0.05
15.001 - 16.000....................       1             31,500          0.02
                                      -----       ------------        -------
     Total.........................     840       $167,756,481        100.00%
                                      =====       ============        =======


* The weighted average Minimum Mortgage Rate for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 8.342%.



         Types of Mortgaged Properties for the Initial Mortgage Loans


                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Property Type                         Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
Single-Family Dwelling.............   1,318       $207,409,683         81.45%
Planned Unit Developments..........     168         33,591,502         13.19
Condominiums.......................      59          7,328,224          2.88
Two-Family Home....................      15          2,658,937          1.04
Manufactured Home..................      34          2,492,730          0.98
High-Rise Condominiums.............       3          1,177,245          0.46
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320        100.00%
                                      =====       ============        =======

              Occupancy Types for the Initial Mortgage Loans(1)

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Occupancy                             Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
Owner Occupied.....................   1,582       $252,246,369          99.05%
Non-Owner Occupied.................      13          1,706,554           0.67
Second Home........................       2            705,396           0.28
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320         100.00%
                                      =====       ============        =======

(1)Based on representations by the Mortgagors at the time of origination of the related Initial Mortgage Loans.


                 Loan Purposes for the Initial Mortgage Loans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Loan Purpose                          Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
Refinance - Cash Out...............     773       $154,037,740          60.49%
Purchase...........................     691         83,053,112          32.61
Refinance - Rate/Term..............     133         17,567,467           6.90
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320         100.00%
                                      =====       ============        =======


            Documentation Program for the Initial Mortgage Looans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Document Type                         Loans       Outstanding        of Group 2
-----------------------------------  --------     ------------      -----------
Full...............................  1,383        $199,963,793          78.52%
Stated.............................    186          48,358,468          18.99
Simple.............................     27           6,314,099           2.48
Streamlined........................      1              22,000           0.01
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320         100.00%
                                      =====       ============        =======



          Credit Grade Categories for the Initial Mortgage Loans(1)

                                                   Aggregate         Percent of
                                                   Principal         Aggregate
                                    Number of       Balance          Principal
                                    Mortgage      Outstanding         Balance
Credit Grade Category                 Loans       of Group 2        Outstanding
-----------------------------------  --------     ------------      -----------
A..................................     970       $158,589,176         62.28%
A-.................................     257         50,250,950         19.73
B..................................     196         26,010,452         10.21
C..................................     106         13,403,332          5.26
C-.................................      61          6,008,643          2.36
D..................................       7            395,768          0.16
                                      -----       ------------        -------
     Total.........................   1,597       $254,658,320        100.00%
                                      =====       ============        =======

---------
(1) Although the Mortgage Loans were originated by various originators under differing underwriting guidelines, the Statistical Calculation Pool Mortgage Loans loosely correspond to the Countrywide credit grades shown in this table. See "The Mortgage Pool -- Underwriting Standards" in the Prospectus Supplement dated June 19, 2002 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-2.



            Range of Months to Roll for the Initial Mortgage Loans

                                                                     Percent of
                                                                     Aggregate
                                                   Aggregate         Principal
                                    Number of      Principal          Balance
                                    Mortgage        Balance         Outstanding
Range of Months                       Loans       Outstanding        of Group 2
----------------------------------- ---------     ------------      -----------
0-6................................       6       $    551,985           0.33%
13-18..............................       6            986,749           0.59
19-24..............................     558        108,320,574          64.57
25-31..............................      46         12,868,365           7.67
32-37..............................     224         45,028,808          26.84
                                      -----       ------------        -------
     Total.........................     840       $167,756,481        100.00%
                                      =====       ============        =======

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.


                                              By: /s/ Celia Coulter
                                                 -----------------------------
                                                 Celia Coulter
                                                 Vice President



Dated: July 30, 2002



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